UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2014

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	000-53908 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)

2100 East Exchange Place Tucker, Georgia	30084-5336
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On March 28, 2014, we posted an electronic PowerPoint presentation on our website containing information regarding our present and future business operations.  A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

The presentation referred to above contains forward-looking statements based on current expectations and plans that involve risks and uncertainties. All statements, other than statements of historical fact, that address activities, events or developments that we expect or anticipate to occur in the future, including matters such as the timing of various regulatory and other actions, future capital expenditures, business strategy and development, construction or operation of facilities are forward-looking statements.  Although we believe that in making these forward-looking statements our expectations are based on reasonable assumptions, we caution the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance.  Forward-looking statements involve uncertainties and there are important factors, many of which are outside our control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” and “Item 1A — RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission on March 27, 2014. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in the presentation may not occur.  Any forward-looking statement speaks only as of the date of the presentation, and we undertake no obligation to update any information contained in the presentation.

Item 9.01                                           Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

Exhibit No.	Description

99.1	PowerPoint Presentation dated March 28, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	March 28, 2014	By:	/s/ MICHAEL L. SMITH
Michael L. Smith
President and Chief Executive Officer